Long-Term Debt, net	12 Months Ended
Dec. 31, 2019
Long-Term Debt, net
Long-Term Debt, net

10. Long‑Term Debt, net

Long‑term debt consisted of the following (in thousands):

	Balance as of	Balance as of
	December 31,	December 31,
Credit Facility	2019	2018
The Royal Bank of Scotland $475.5 mil. Facility	$458,604	$474,743
HSH Nordbank AG—Aegean Baltic Bank—Piraeus Bank $382.5 mil. Facility	372,340	379,762
Citibank $114 mil. Facility	74,402	110,644
Credit Suisse $171.8 mil. Facility	115,759	167,990
Citibank—Eurobank $37.6 mil. Facility	27,455	35,544
Club Facility $206.2 mil.	143,389	202,439
Sinosure Cexim—Citibank—ABN Amro $203.4 mil. Facility	40,680	61,020
Citibank $123.9 mil. Facility	88,793	122,523
Citibank $120 mil. Facility	100,245	115,973
Fair value of debt	(19,994)	(26,065)
Comprehensive Financing Plan exit fees accrued	22,139	21,583
Total long-term debt	$1,423,812	$1,666,156
Less: Deferred finance costs, net	(33,476)	(44,271)
Less: Current portion	(119,673)	(113,777)
Total long-term debt net of current portion and deferred finance cost	$1,270,663	$1,508,108

Each of the new credit facilities are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels, the Company’s investments in ZIM and Hyundai Merchant Marine securities, stock pledges and benefits from corporate guarantees.As of December 31, 2019, fifty-three of the Company's vessels, excluding the Hyundai Honour and Hyundai Respect, having a net carrying value of $2,118.0 million as of December 31, 2019, were subject to first and second preferred mortgages as collateral to the Company's credit facilities.

As of December 31, 2019, there was no remaining borrowing availability under the Company’s credit facilities. The weighted average interest rate on long‑term borrowings (including leaseback obligations) for the years ended December 31, 2019, 2018 and 2017 was 6.1%,  4.3% and 3.1%, respectively. Total interest paid (including interest on leaseback obligations) during the years ended December 31, 2019, 2018 and 2017 was $54.9 million, $71.9 million and $74.6 million, respectively. The total amount of interest cost incurred and expensed (including interest on leaseback obligations) in 2019 was $55.2 million (2018:  $70.7 million, 2017:  $75.4 million).

The Refinancing and the  2018 Credit Facilities

The Company entered into a debt refinancing agreement with certain of its lenders holding debt of $2.2 billion maturing by December 31, 2018, for a debt refinancing (the “Refinancing”) which was consummated on August 10, 2018 (the “Closing Date”) that superseded, amended and supplemented the terms of each of the Company's then-existing credit facilities (other than the Sinosure-CEXIM-Citibank-ABN Amro credit facility which is not covered thereby). The Refinancing provided for, among other things, the issuance of 7,095,877  new shares of common stock to certain of the Company's lenders (which represented 47.5% of the Company's outstanding common stock immediately after giving effect to such issuance and diluted existing shareholders ratably), a principal amount debt reduction of approximately $551 million, revised amortization schedules, maturities, interest rates, financial covenants, events of defaults, guarantee and security packages and $325.9 million of new debt financing from one of the Company’s lenders–Citibank (the “Citibank–New Money”). The Company’s largest stockholder, Danaos Investment Limited as Trustee of the 883 Trust (“DIL”), contributed $10 million to the Company on the Closing Date, for which DIL did not receive any shares of common stock or other interests in the Company. The maturities of most of the new loan facilities covered by this debt refinancing were extended by five years to December 31, 2023 (or, in some cases, June 30, 2024).

In addition, the Company agreed to make reasonable efforts to source investment commitment for new shares of common stock with net proceeds not less than $50 million in aggregate no later than 18 months after the Closing Date ($10 million of which is to be underwritten by DIL). Danaos sold 9,418,080 shares of common stock in the public offering completed in December 2019 raising aggregate proceeds net of underwriting discounts of $54.4 million. Refer also to Note 18, "Stockholder's Equity".

As part of the Refinancing the Company entered into new credit facilities for an aggregate principal amount of approximately $1.6 billion due by December 31, 2023 through an amendment and restatement or replacement of existing credit facilities. The following are the new term loan credit facilities (the "2018 Credit Facilities"):

(i)	a $475.5 million credit facility provided by the Royal Bank of Scotland (the “RBS Facility”), which refinanced the prior Royal Bank of Scotland credit facilities
(ii)

a  $382.5 million credit facility provided by HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank (the “HSH Facility”), which refinanced the prior HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank credit facilities

(iii)	a $114.0 million credit facility provided by Citibank (the “Citibank $114 mil. Facility”), which refinanced the prior Citibank credit facility
(iv)	a $171.8 million credit facility provided by Credit Suisse (the “Credit Suisse $171.8 mil. Facility”), which refinanced the prior Credit Suisse credit facility
(v)	a $37.6 million credit facility provided by Citibank-Eurobank (the “Citibank-Eurobank $37.6 mil. Facility)”), which refinanced the prior Citibank–Eurobank credit facility
(vi)	a $206.2 million credit facility provided by Citibank-Credit Suisse-Sentina (the “Club Facility $206.2 mil.”), which refinanced the prior EnTrustPermal-Credit Suisse-CitiGroup Club facility
(vii)

a  $120.0 million credit facility provided by Citibank (the “Citibank $120 mil. Facility”), which refinanced the prior ABN Amro–Bank of America Merrill Lynch–Burlington Loan Management–National Bank of Greece facilities

(viii)	a $123.9 million credit facility provided by Citibank (the “Citibank $123 mil. Facility”), which refinanced the prior Deutsche Bank facility

Interest and Fees

The interest rate payable under the 2018 Credit Facilities (which does not include the Sinosure-CEXIM -Citibank-ABN Amro credit facility) is LIBOR+2.50% (subject to a 0% floor), with subordinated tranches of two credit facilities incurring additional PIK interest of 4.00%, compounded quarterly, payable in respect of $282 million principal related to the RBS Facility and HSH Facility, which tranches have maturity dates of June 30, 2024.

The Company was required to pay a cash amendment fee of $69.2 million in the aggregate, out of which $30.5 million and $23.9 million was paid in cash in the years ended December 31, 2019 and 2018, respectively. The remaining amount of $14.8 million will be paid in instalments in 2020 and is presented under “Other current liabilities” as of December 31, 2019. The unpaid amendment fee of $30.5 million was accrued under “Other current liabilities” and of $14.8 million under “Other long-term liabilities” in the consolidated balance sheet as of December 31, 2018. Of the cash amendment fee, $17.2 million was deferred and is amortized over the life of the respective credit facilities with the effective interest method and $52.0 million was expensed to the consolidated statement of operations in the year ended December 31, 2018.

The Company was also required to issue 1,052,179 shares of common stock as part of the amendments fees on the Closing Date, or $25.0 million fair value in the aggregate. Of this amount, recognition of $18.1 million was deferred and is amortized over the life of the respective credit facilities with the effective interest method and $6.9 million was expensed in the accompanying consolidated statements of operations in the year ended December 31, 2018. The fair value of the shares issued at the Closing Date are based on a Level 1 measurement of the share’s price, which was $23.8 (as adjusted for the 1-for-14 reverse stock split the Company effected on May 2, 2019) as of August 10, 2018.

The Company incurred $51.3 million and $14.3 million of professional fees related to the refinancing discussions with its lenders reported under “Other income/(expenses), net” in the accompanying consolidated statements of operations for the years ended December 31, 2018 and 2017, respectively. Additionally, the Company deferred $11.7 million of professional fees related to the Citibank facilities and is amortized over the life of the respective credit facilities.

Covenants, Events of Defaults, Collaterals and Guarantees

The 2018 Credit Facilities contain financial covenants requiring the Company to maintain:

(i)	minimum collateral to loan value coverage on a charter-free basis increasing from 57.0% as of December 31, 2018 to 100% as of September 30, 2023 and thereafter,
(ii)	minimum collateral to loan value coverage on a charter-attached basis increasing from 69.5% as of December 31, 2018 to 100% as of September 30, 2023 and thereafter,
(iii)	minimum liquidity of $30 million throughout the term of the 2018 Credit Facilities,
(iv)	maximum consolidated net leverage ratio, declining from 7.50x as of December 31, 2018 to 5.50x as of September 30, 2023 and thereafter,
(v)	minimum interest coverage ratio of 2.50x throughout the term of the 2018 Credit Facilities and
(vi)	minimum consolidated market value adjusted net worth increasing from negative $510 million as of December 31, 2018 to $60 million as of September 30, 2023 and thereafter.

The  2018 Credit Facilities  contain certain restrictive covenants and customary events of default, including those relating to cross-acceleration and cross-defaults to other indebtedness, non-compliance, or repudiation of security documents, material adverse changes to the Company’s business, the Company’s common stock ceasing to be listed on the NYSE (or another recognized stock exchange), foreclosure on a vessel in the Company’s fleet, a change in control of the Manager, a breach of the management agreement by the Manager and a material breach of a charter by a charterer or cancellation of a charter (unless replaced with a similar charter acceptable to the lenders) for the vessels securing the respective new credit facilities.

In connection with the refinancing, the Company has refinanced two of its 13,100 TEU vessels, the Hyundai Honour and the Hyundai Respect in April 2019. See the Note 4 "Fixed Assets, Net" for further details.

Exit Fee

As of December 31, 2019 and 2018, the Company has an accrued Exit Fee of $22.1 million and $21.6 million, respectively, relating to its debt facilities and is reported under “Long-term debt, net” in the consolidated Balance Sheets. The payment of the exit fees accrued under the long-term debt prior to the debt refinancing shall be postponed on the earlier of maturity, acceleration or prepayment or repayment in full of the amended facilities or the relevant facility refinancing. The exit fees will accrete in the consolidated statement of operations of the Company over the life of the respective facilities covered by the Refinancing (which does not include the Sinosure-CEXIM -Citibank-ABN Amro credit facility) up to the agreed full exit fees payable amounting to $24.0 million.

Sinosure-CEXIM -Citibank-ABN Amro credit facility and KEXIM-ABN Amro credit facility

On the Closing Date the Company amended and restated the Sinosure-CEXIM -Citibank-ABN Amro credit facility, dated as of February 21, 2011, primarily to align its financial covenants with those contained in the new credit facilities and provide second lien collateral to lenders under certain of the 2018 Credit Facilities.

On June 27, 2018, the Company gave notice to the lenders under the KEXIM-ABN Amro credit facility and fully repaid the $17.5 million outstanding under this facility on July 20, 2018.

Principal Payments

The Sinosure–Cexim–Citibank–ABN Amro credit facility provides for semi-annual amortization payments.The 2018 Credit Facilities provide for quarterly fixed and variable amortization payments, together representing approximately 85% of actual free cash flows from  the relevant vessels securing such credit facilities, subject to certain adjustments. The 2018 Credit Facilities have maturity dates of December 31, 2023 (or in some cases as indicated below, June 30, 2024). After giving effect to the debt refinancing consummated on August 10, 2018, scheduled debt maturities of total long-term debt subsequent to December 31, 2019 are as follows (in thousands):

			Total
	Fixed principal	Final	principal
Payments due by period ended	repayments	payments *	payments
December 31, 2020	$119,673	—	$119,673
December 31, 2021	119,603	—	119,603
December 31, 2022	89,773	—	89,773
December 31, 2023	77,194	717,538	794,732
June 30, 2024	—	297,886	297,886
Total long-term debt	$406,243	$1,015,424	$1,421,667

*     The final payments include the unamortized remaining principal debt balances under the 2018 Credit Facilities, as such amount will be determinable following the fixed amortization. As mentioned above, the Company is also subject to quarterly  variable principal amortization based on actual free cash flows, which are included under “Final payments ” in this table.

Accounting for the Restructuring Agreement

The Company performed an accounting analysis on a lender by lender basis to determine which accounting guidance applied to each of the amendments to its existing credit facilities as part of the 2018 Refinancing.  The following guidance was used to perform the analysis:

(i)

As set forth in ASC 470-60, “Accounting by Debtors and Creditors for Troubled Debt Restructurings” troubled debt restructuring (“TDR”) accounting is required when the debtor is experiencing financial difficulty and the creditor has granted a concession.  A concession is granted when the effective borrowing rate on the restructured debt is less than the effective borrowing rate on the original debt. The application of TDR accounting requires a comparison of the recorded value of each debt instrument prior to restructuring to the sum of the undiscounted future cash flows to be received by a creditor under the newly restructured debt instrument. Interest expense in future periods is determined by the effective interest rate required to discount the newly restructured future cash flows to equal the recorded value of the debt instrument without regard to how the parties allocated these cash flows to principal and interest in the restructured agreement. In cases in which the recorded value of the debt instrument exceeds the sum of undiscounted future cash flows to be received under the restructured debt instrument, the recorded value is reduced to the sum of undiscounted future cash flows, and a gain is recorded. In this instance, no future interest expense will be recorded on the affected facilities, as the adjusted recorded value and the undiscounted future cash flows are equal and the effective interest rate is zero.

(ii)

For lenders on which the Company  concluded that the above changes to the terms of long-term debt do not constitute a troubled debt restructuring as no concession has been granted, the Company applied the guidance in ASC 470-50, Modifications and Extinguishments. The accounting treatment is determined by whether (1) the lender (creditor) remains the same and (2) terms of the new debt and original debt are substantially different.  The new debt and the old debt are considered “substantially different” pursuant to ASC 470-50 when the present value of the cash flows under the terms of the new debt instrument is at least 10% different from the present value of the remaining cash flows under the terms of the original instrument.  If the original and new debt instruments are substantially different, the original debt is derecognized and the new debt should be initially recorded at fair value, with the difference recognized as an extinguishment gain or loss.

Based on the analysis, the Company concluded for the lenders that participated in both the  credit facilities existing immediately prior to the 2018 Refinancing and the 2018 Credit Facilities, the following accounting:

Troubled Debt Restructuring

Prior to the finalization of the Refinancing, the Company concluded that it was experiencing financial difficulty and that certain of the lenders granted a concession (as part of the Refinancing). The Company was experiencing financial difficulty primarily as a result of the projected cash flows not being sufficient to service the balloon payment due as of December 31, 2018 without restructuring and the Company was not able to obtain funding from sources other than existing creditors at an effective interest rate equal to the current market interest rate for similar debt. As a result, the following accounting has been applied at the Closing Date:

(i)

As of the Closing Date, the outstanding balance of HSH Facility was $639.2 million. In exchange for reduction of principal of $251.0 million, the lenders received a total of 3.5  million shares of common stock with a fair value of $83.9 million, resulting in a net concession of $167.1 million. Accumulated accrued interest of $129.3 million was recognized using the Libor rate of 2.34%  as of August 10, 2018. The TDR accounting guidance requires the Company to record the value of the new debt to its restructured undiscounted cash flows over the life of the loan, including cash flows associated with the remaining scheduled interest and principal payments. In cases in which the recorded value of the debt instrument exceeds the sum of undiscounted future cash flows to be received under the restructured debt instrument, the recorded value is reduced to the sum of undiscounted future cash flows, and a gain is recorded.  For the HSH Facility, the total undiscounted future cash flows total $518.6 million, which results in a gain of $36.6 million. The amendment fees to be paid to HSH Facility lenders of $9.5 million were recorded in the consolidated statement of operations and reduced the net gain on debt extinguishment in the year ended December 31, 2018.

(ii)

As of the Closing Date, the outstanding balance of RBS Facility was $660.9 million. In exchange for reduction of principal of $179.2 million, the lender received a total of 2.5  million shares of common stock with a fair value of $59.9 million, resulting in a net concession of $119.3 million and accumulated accrued interest of $119.3 million as of August 10, 2018. The TDR accounting guidance requires the Company to record the value of the new debt to its restructured undiscounted cash flows over the life of the loan, including cash flows associated with the remaining scheduled interest and principal payments not to exceed the carrying amount of the original debt. For the RBS Facility, the undiscounted cash flows exceed the recorded value of the modified debt, and as such, the modified and new debt is accreted up to its maturity value using the effective interest rate inherent in the restructured cash flows. The amendment fees to be paid to RBS of $9.3 million were deferred and is recognized through the consolidated statement of operations using the effective interest method.

Following the issuance of the shares of common stock, HSH and RBS are considered related parties. The fair value of the shares issued at the Closing Date are based on a Level 1 measurement of the share’s price, which was $23.8 (as adjusted for the 1 -for-14 reverse stock split the Company effected on May 2, 2019) as of August 10, 2018.

Modification and Extinguishment Accounting

Based on the accounting analysis performed, the Company concluded that:

(i)

As of the Closing Date, the outstanding balance for the Credit Suisse Facility, the Credit Suisse and Sentina portions of the New Club Facility and the Eurobank portion of the Citibank-Eurobank Facility was $173.5 million, $125.6 million and $7.2 million, respectively. The present value of the cash flows under the Credit Suisse facilities and Sentina portion of the New Club Facility and Eurobank portion of the Citibank–Eurobank Facility, as amended by the debt refinancing, were not substantially different from the present value of the remaining cash flows under the terms of the original instruments prior to the debt refinancing, and, as such, were accounted for the debt refinancing as a modification. Accordingly, no gain or loss was recorded and a new effective interest rate was established based on the carrying value of the long-term loan prior to the debt refinancing becoming effective and the revised cash flows pursuant to the debt refinancing, including the fair value of the shares issued to the lender as part of the amendment fees. Total amendment fees paid in cash and shares to the Credit Suisse Facility, New Club Facility and Eurobank portion of the Citibank–Eurobank Facility were $15.1 million, $10.9 million and $0.1 million, respectively, and are deferred over the life of the facilities and recognized through the new effective interest method.

(ii)

The present value of the cash flows for all of the Existing Citibank facilities amounting to $152.9 million plus the Citibank-New Money amounting to $325.9 million, was substantially different from the present value of the remaining cash flows under the terms of the original instrument prior to the debt refinancing, and, as such, accounted for the debt refinancing as an extinguishment. Accordingly, we derecognized the carrying value of the prior Citibank debt facilities and recorded the refinanced debt at fair value totaling $448.2 million. Total new fees of $49.5 million were recorded directly in the consolidated statement of operations under the gain on debt extinguishment  in the year ended December 31, 2018. The fair value of the new Citibank facilities was determined by the Company through an independent valuation using an issue date, risk adjusted market interest rate of 7.15% per annum, similar to the market yield for unsecured high yield bonds to the shipping companies, and considered to be a Level 2 input in the ASC 820 fair value hierarchy.

The outstanding principal and related exit fee payable for the Deutsche Bank Facility, the EnTrustPermal portion of the Club Facility and the ABN Amro-Bank of America Merrill Lynch-Burlington Loan Management-National Bank of Greece Facility (“Other facilities”) totaling $450.8 million were extinguished with the proceeds from the Citibank–New Money amounting to $325.9 million and with corporate cash amounting to $12.0 million, resulting in a net gain on debt extinguishment of $89.3 million in the year ended December 31, 2018.